UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 24, 2008 (January 23, 2008)

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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Information.

On January 23, 2008, we reported our estimated results for year-end 2007.  Our estimated 2007 results are discussed in further detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished, not filed.  Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Avis Budget Group under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ David B. Wyshner
David B. Wyshner Executive Vice President and Chief Financial Officer

Date:  January 24, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 23, 2008.